Filed pursuant to 497(e)

File Nos. 033-43089 and 811-06431

AMG FUNDS II

AMG Chicago Equity Partners Balanced Fund

Supplement dated April 20, 2020 to the Prospectus, dated April 1, 2020

The following information supplements and supersedes any information to the contrary relating to AMG Chicago Equity Partners Balanced Fund (the “Fund”), a series of AMG Funds II (the “Trust”), contained in the Fund’s Prospectus (the “Prospectus”), dated as noted above.

At a meeting held on April 16, 2020 (the “Meeting”), the Trust’s Board of Trustees (the “Board”) approved the appointment of GW&K Investment Management, LLC (“GW&K” or the “Subadviser”) as the Subadviser to the Fund on an interim basis to replace Chicago Equity Partners, LLC (“CEP”), effective April 17, 2020 (the “Implementation Date”). The appointment of GW&K was pursuant to an interim subadvisory agreement between AMG Funds LLC (“AMGF”) and GW&K (the “Interim Subadvisory Agreement”), to be effective until the earlier of 150 days after the termination of the former subadvisory agreement with CEP (the “Former Subadvisory Agreement”), which occurred on April 17, 2020, or the approval of a new subadvisory agreement between AMGF and GW&K by the Board and Fund shareholders. At the Meeting, the Board also approved the longer-term appointment of GW&K as the Subadviser to the Fund, a new subadvisory agreement between AMGF and GW&K (the “New Subadvisory Agreement”), and the submission of the New Subadvisory Agreement to Fund shareholders for approval. The rate of compensation to be received by GW&K under the Interim Subadvisory Agreement approved by the Board is the same rate of compensation that CEP would have received under the Former Subadvisory Agreement.

In connection with the hiring of GW&K, effective as of the Implementation Date, the Fund (i) changed its name from AMG Chicago Equity Partners Balanced Fund to AMG GW&K Global Allocation Fund, (ii) made changes to its investment objective, principal investment strategies and principal risks, (iii) replaced its existing contractual expense limitation agreement with AMGF with a new contractual expense limitation agreement with the Investment Manager pursuant to which the Investment Manager has agreed, through at least May 1, 2022, to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.81% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances; and (iv) replaced its existing benchmark indices with the MSCI ACWI Index, Bloomberg Barclays Global Aggregate Bond Index and 60% MSCI ACWI Index/40% Bloomberg Barclays Global Aggregate Bond Index. Shareholders will not experience a net increase in expenses as a result of these changes as there will be no increase in the total net expense ratio for the Fund.

In addition, effective as of the Implementation Date, the Prospectus is hereby amended as follows:

All references to the name of AMG Chicago Equity Partners Balanced Fund shall refer to AMG GW&K Global Allocation Fund. All references to CEP shall be deleted and all references to the subadviser to the Fund shall refer to GW&K. All references to Keith E. Gustafson, Michael J. Lawrence, Curt A. Mitchell and Michael J. Budd shall be deleted and all references to the portfolio managers of the Fund shall refer to Daniel L. Miller, CFA, William P. Sterling, PhD, Aaron C. Clark, CFA, Thomas A. Masi, CFA and Mary F. Kane, CFA.

The sections under “Summary of the Fund” titled “Investment Objective,” “Fees and Expenses of the Fund,” “Expense Example,” and “Principal Investment Strategies” beginning on page 3 of the Prospectus are hereby deleted and replaced with the following:

INVESTMENT OBJECTIVE

The AMG GW&K Global Allocation Fund’s (the “Fund” or “GW&K Global Allocation Fund”) investment objective is to achieve long-term capital appreciation with moderate current income.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. If you transact in Class I shares of the Fund through a financial intermediary, you may be required to pay a commission to the financial intermediary for effecting such transactions. Such commissions are charged by the financial intermediary and are not reflected in the table or Expense Example below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class N	Class I	Class Z
Management Fee	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses[1]	0.31%	0.41%	0.31%
Total Annual Fund Operating Expenses	1.16%	1.01%	0.91%
Fee Waiver and Expense Reimbursements[2]	(0.10)%	(0.10)%	(0.10)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[2]	1.06%	0.91%	0.81%

1 Expense information has been restated to reflect current fees.

2 AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least May 1, 2022, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.81% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds II Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through May 1, 2022. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$117	$357	$627	$1,399
Class I	$101	$309	$545	$1,225
Class Z	$90	$276	$491	$1,107

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will generally invest 55-65% of its net assets in equity securities and invest the remainder of its assets in fixed income securities, cash and cash equivalents. GW&K Investment Management, LLC (“GW&K” or the “Subadviser”) takes an active approach to managing global equity and fixed income investments and seeks to manage risk through diversification, in-depth research and a focus on quality.

The equity portion of the Fund is invested primarily in a diversified global portfolio of equity securities, including common and preferred stocks, convertible securities, exchange-traded funds (“ETFs”), American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other depositary receipts of non-U.S. listed companies. The equity portion of the Fund may be invested across regions, including in developed and emerging markets, market capitalization ranges, investment styles and sectors. The Fund may invest in companies of any size. With respect to equities, GW&K believes that earnings growth combined with high returns on capital can lead to attractive returns over the long term. GW&K’s fundamental research process analyzes a company’s market positioning, growth profile, financial strength, management team strength and valuation. GW&K seeks to construct a focused portfolio of equity securities issued by companies that GW&K believes are growing and competitively advantaged and that generate sustainable earnings growth and return on capital.

Under normal circumstances, the Fund will generally invest 35-45% of its net assets in fixed income securities (including cash and cash equivalents).  The fixed income portion of the Fund may invest in a wide range of domestic and foreign fixed income securities, including securities issued by any of the following: public and private companies; the U.S. government and its agencies, such as the Federal Home Loan Bank; state and local governments issuing taxable municipal securities; and foreign governments, their agencies and instrumentalities, including issuers in emerging markets. The Fund may also invest in asset-backed and mortgage-backed debt securities, including agency mortgage-backed securities. The fixed income portion of the Fund may include non-U.S. dollar denominated fixed income securities as well fixed income securities payable in U.S. dollars that are issued in the United States by foreign banks and corporations. With respect to fixed income, GW&K actively manages the portfolio across multiple fixed income sectors in order to take advantage of what GW&K believes are relative value opportunities in changing market conditions. GW&K seeks quality in the fixed income sectors in which the Fund invests, including with respect to high yield investments. GW&K’s investment process involves fundamental credit research and GW&K’s analysis of how the Fund’s potential investments are affected by material environmental, social and governance (“ESG”) factors. In selecting potential fixed-income investments for the Fund, GW&K uses top-down research that focuses on managing duration, sector allocation, credit quality and yield curve, as well as bottom-up research that focuses on fundamental analysis, valuation analysis, technical analysis, and ESG factor analysis.

Based on GW&K’s investment outlook, the Fund may invest up to 30% of its net assets in below-investment grade securities (commonly known as “junk bonds” or “high yield securities”) (those rated below Baa/BBB by Moody’s Investors Service, Inc. or S&P Global Ratings, respectively) that GW&K believes do not involve undue risk to income or principal. Incorporating fundamental credit and market analysis, GW&K typically invests the Fund’s assets in bonds with 1- to 30- year maturities.

Under normal circumstances, the Fund will invest at least 35% of its net assets in investments economically tied to countries other than the U.S., and the Fund will hold investments economically tied to a minimum of three countries other than the U.S. The Fund considers an investment to be economically tied to a country other than the U.S. if it provides investment exposure to a non-U.S. issuer. If, in the view of GW&K, market conditions are not favorable, the Fund may invest less than 35% of its net assets in investments economically tied to countries other than the U.S. The Fund considers a company to be non-U.S. issuer if (i) it is organized outside the U.S. or maintains a principal place of business outside the U.S., (ii) its securities are traded principally outside the U.S., or (iii) during its most recent fiscal year, it derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed outside the U.S. or it has at least 50% of its assets outside the U.S. To gain exposure to foreign issuers, the Fund may invest in ETFs.

While GW&K has significant flexibility to adjust the Fund’s asset allocation, under normal circumstances, tactical adjustments among the Fund’s weightings are normally expected to be in the range of 5-10% of the Fund’s anticipated normal allocation range of 55-65% in equities and 35-45% in fixed income securities.  The Fund may invest more than 65% of its net assets in equities if GW&K considers conditions in the stock market to be more favorable than those in the bond market. In addition, the Fund may invest more than 45% of its net assets in fixed income securities and cash or cash equivalents, or other securities or instruments that GW&K considers less risky, with less than 55% of the Fund’s net assets invested in equities if GW&K considers conditions in the bond market to be more favorable than those in the stock market.

The section titled “Summary of the Fund – Principal Risks” beginning on page 4 is hereby revised to remove “Model and Data Risk” as a principal risk of the Fund and to reflect that the Fund is subject to the following additional principal risks:

Asset Allocation Risk—the Fund’s investments may not be allocated to the best performing asset classes.

Emerging Markets Risk—investments in emerging markets are subject to the general risks of foreign investments, as well as additional risks which can result in greater price volatility.

ESG Investing Risk—because applying the Fund’s ESG investment criteria may result in the selection or exclusion of securities of certain issuers for reasons other than financial performance, the Fund’s investment returns may underperform funds that do not utilize an ESG investment strategy. The application of this strategy may affect the Fund’s investment exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance depending on whether such investments are in or out of favor. Applying ESG criteria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Subadviser or any judgment exercised by the Subadviser will reflect the beliefs or values of any particular investor. Socially responsible norms differ by region and industry, and a company’s ESG practices or the Subadviser’s assessment of a company’s ESG practices may change over time.

Inflation Risk—the risk that the value of assets or income from investments will be worth less in the future.

Municipal Market Risk—factors unique to the municipal bond market may negatively affect the value of municipal bonds.

Political Risk—changes in the general political and social environment of a country can have substantial effects on the value of investments exposed to that country.

Sector Risk—issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

Also with respect to the section titled “Summary of the Fund – Principal Risks” beginning on page 4, “Market Risk” is hereby deleted and replaced with the following:

Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic, political, or market conditions, or other factors including terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics such as the COVID-19 outbreak in 2020, or in response to events that affect particular industries or companies.

Also with respect to the section titled “Summary of the Fund – Principal Risks” beginning on page 4, the principal risks shall appear in the following order: Asset Allocation Risk; Market Risk; Emerging Markets Risk; Foreign Investment Risk; Debt Securities Risk; Asset-Backed and Mortgage-Backed Securities Risk; Credit  Risk; Currency Risk, ESG Investing Risk; Extension Risk; Growth Stock Risk; High Portfolio Turnover Risk; High Yield Risk; Inflation Risk; Interest Rate Risk; Large-Capitalization Stock Risk; Liquidity Risk; Management Risk; Mid-Capitalization Stock Risk; Municipal Market Risk; Political Risk; Prepayment Risk; Reinvestment Risk; Sector Risk; Small-Capitalization Stock Risk; U.S. Government Securities Risk; and Value Stock Risk.

In the section titled “Summary of the Fund – Performance” beginning on page 5, the following is hereby added at the end of the second paragraph:

As of April 17, 2020, GW&K was appointed as subadviser to the Fund and the Fund changed its name to “AMG GW&K Global Allocation Fund,” adopted its current investment strategies and began comparing its performance to the MSCI ACWI Index, 60% MSCI ACWI Index/40% Bloomberg Barclays Global Aggregate Bond Index and Bloomberg Barclays Global Aggregate Bond Index. The Fund’s performance information for periods prior to April 17, 2020 reflects the Fund’s investment strategy that was in effect at that time and may have been different had the Fund’s current investment strategy been in effect.

The Average Annual Total Returns table in the section titled “Summary of the Fund – Performance” beginning on page 5 is hereby deleted and replaced with the following:

Average Annual Total Returns as of 12/31/19

AMG GW&K Global Allocation Fund	1 Year	5 Years	10 Years	Since Inception[1]
Class N Return Before Taxes	16.96%	7.00%	8.88%	–
Class N Return After Taxes on Distributions	15.25%	5.76%	7.39%	–
Class N Return After Taxes on Distributions and Sale of Fund Shares	11.03%	5.22%	6.82%	–
Class I Return Before Taxes	17.17%	7.16%	–	8.80%
Class Z Return Before Taxes	17.21%	7.26%	9.16%	–
MSCI ACWI Index[2] (reflects no deduction for fees, expenses or taxes)	26.60%	8.41%	8.79%	9.95%
60% MSCI ACWI Index/40% Bloomberg Barclays Global Aggregate Bond Index[2] (reflects no deduction for fees, expenses or taxes)	18.48%	6.12%	6.45%	6.58%
Bloomberg Barclays Global Aggregate Bond Index[2] (reflects no deduction for fees, expenses or taxes)	6.84%	2.31%	2.48%	1.28%
Bloomberg Barclays U.S. Aggregate Bond Index[2] (reflects no deduction for fees, expenses or taxes)	8.72%	3.05%	3.75%	2.66%
60% Russell 1000 /40% Bloomberg Barclays U.S. Aggregate Bond[2] (reflects no deduction for fees, expenses or taxes)	22.13%	8.31%	9.87%	9.92%
Russell 1000® Index[2] (reflects no deduction for fees, expenses or taxes)	31.43%	11.48%	13.54%	14.59%
[1] Class I and Index performance shown reflects performance since the inception date of the Fund’s Class I shares on November 30, 2012.

[2] The MSCI ACWI Index, 60% MSCI ACWI Index/40% Bloomberg Barclays Global Aggregate Bond Index and Bloomberg Barclays Global Aggregate Bond Index replaced the Russell 1000 Index, 60% Russell 1000 Index/40% Bloomberg Barclays U.S. Aggregate Bond Index and Bloomberg Barclays U.S. Aggregate Bond Index as the Fund’s benchmarks on April 17, 2020 because the Investment Manager and Subadviser believe the new benchmarks are more representative of the Fund’s current investment strategies.

The section titled “Summary of the Fund – Portfolio Management” on page 5 of the Prospectus is hereby deleted and replaced with the following:

PORTFOLIO MANAGEMENT

Investment Manager
AMG Funds LLC

Subadviser
GW&K Investment Management, LLC
(pursuant to an interim subadvisory agreement in anticipation of shareholder approval of a definitive agreement)

Portfolio Managers

Asset Allocation Team
Daniel L. Miller, CFA
Partner and Director of Equities of GW&K;
Portfolio Manager of the Fund since April 2020.

William P. Sterling, Phd
Global Strategist of GW&K;
Portfolio Manager of the Fund since April 2020.

Equity Team Aaron C. Clark, CFA Principal and Portfolio Manager of GW&K; Portfolio Manager of the Fund since April 2020.
Thomas A. Masi, CFA Vice President and Portfolio Manager of GW&K; Portfolio Manager of the Fund since April 2020.
Fixed Income Team Mary F. Kane, CFA Partner and Portfolio Manager of GW&K; Portfolio Manager of the Fund since April 2020.

The section titled “Additional Information About the Fund – AMG GW&K Global Allocation Fund – Additional Information About the Fund’s Principal Investment Strategies” on page 8 is hereby deleted and replaced with the following:

GW&K serves as the subadviser to the Fund and manages the allocation of assets between equities and fixed income securities, and also manages the individual security selection.

Asset allocation determinations for the Fund will be determined by GW&K’s Asset Allocation Committee, which is comprised of selected members of the firm’s Investment Policy Committee, including the portfolio managers of the Fund. The Asset Allocation Committee monitors relative value opportunities among and within the various asset classes and seeks anomalies that may create opportunities to tactically adjust the Fund’s weightings among equities, fixed income and cash.  While the Committee has significant flexibility to adjust the Fund’s asset allocation, under normal circumstances, tactical adjustments among the Fund’s weightings are normally expected to be in the range of 5-10% of the Fund’s anticipated normal allocation range of 55-65% in equities and 35-45% in fixed income securities.

When deciding which equity securities to buy and sell, GW&K typically:

•Uses fundamental research that focuses on:
oMarket Positioning
oGrowth Profile
oFinancial Strength
oCompany Management
oValuation

When deciding which fixed income securities to buy and sell, GW&K typically:

•Uses top-down macroeconomic analysis that focuses on managing:
oDuration
oSector Allocation
oCredit Quality
oYield Curve

•Uses bottom-up security selection research that focuses on:
oFundamental Analysis
oValuation Analysis
oTechnical Analysis
oESG Factor Analysis

The Fund will indirectly bear the management, service and other fees of any ETF in which it invests in addition to its own expenses. Investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. The market value of ETF shares may differ from their net asset value per share.

The Fund’s compliance with its investment limitations and requirements described in the Prospectus is usually determined at the time of investment. If such percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in market capitalization of a company in which the Fund invests, will not constitute a violation of that limitation.

The second paragraph of the section titled “Additional Information About the Fund – AMG GW&K Global Allocation Fund – Additional Information About the Fund’s Expense and Performance” on page 9 is hereby deleted and replaced with the following:

As discussed under “Fees and Expenses of the Fund” in the Fund’s summary section, the Investment Manager has contractually agreed, through at least May 1, 2022, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.81% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds II Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

The section titled “Additional Information About the Fund – Summary of the Fund’s Principal Risks” beginning on page 10 is hereby revised to remove “Model and Data Risk” as a principal risk of the Fund and to reflect that the Fund is subject to the following additional principal risks:

Asset Allocation Risk
Funds that invest in a broad array of asset classes may be subject to asset allocation risk. These funds may allocate assets to an asset class that underperforms other asset classes. For example, the Fund may be overweight in equity-related investments when the stock market is falling and the fixed income market is rising. It is possible to lose money on an investment in the Fund as a result of these allocation decisions.

Emerging Markets Risk
Investments in emerging markets involve all of the risks of foreign investments (see below), and also have additional risks. The markets of developing countries may be more volatile than the markets of developed countries with more mature economies. Many emerging markets companies in the early stages of development are dependent on a small number of products and lack substantial capital reserves. In addition, emerging markets often have less developed legal and financial systems. These markets often have provided significantly higher or lower rates of return than developed markets and usually carry higher risks to investors than securities of companies in developed countries.

ESG Investing Risk
Applying the Fund’s ESG investment criteria, which may result in the selection or exclusion of securities of certain issuers for reasons other than performance, carries the risk that the Fund may under-perform funds that do not utilize an ESG investment strategy. The application of this strategy may affect the Fund’s exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance depending on whether such investments are in or out of favor. Applying ESG criteria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Subadviser or any judgment exercised by the Subadviser will reflect the beliefs or values of any particular investor. In evaluating a company, the Subadviser is dependent upon information and data obtained through voluntary or third-party reporting that may be incomplete, inaccurate or unavailable, which could cause the Subadviser to incorrectly assess a company’s ESG practices. Socially responsible norms differ by region, and a company’s ESG practices or the Subadviser’s assessment of a company’s ESG practices may change over time. The Fund will vote proxies in a manner that is consistent with its ESG criteria, which may not always be consistent with maximizing short-term performance of the issuer.

Inflation Risk
Inflation risk is the risk that the value of assets or income from investments will be worth less in the future, as inflation decreases the present value of future payments.

Municipal Market Risk
Factors unique to the municipal bond market may negatively affect the value of the Fund’s investment in municipal bonds. These factors include political or legislative changes, and uncertainties related to the tax status of the securities and the rights of investors in the securities. The Fund may invest in a group of municipal obligations that are related in such a way that an economic, business, or political development affecting one would also affect the others. In addition, the municipal bond market, or portions thereof, may experience substantial volatility or become distressed, and individual bonds may go into default, which would lead to heightened risks of investing in municipal bonds generally. Such defaults may occur, for example, when municipalities that have issued bonds are not able to meet interest or principal payments when such payments come due. Actual or perceived changes in the financial health of the municipal market as a whole or in part may affect the valuation of debt securities held by the Fund.

Some municipal obligations carry additional risk. For example, they may be difficult to trade or their interest payments may be tied only to a specific stream of revenues. Since some municipal obligations may be secured or guaranteed by banks and other financial institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and price that normally prevails in the market.

Political Risk

Changes in the general political and social environment of a country can have substantial effects on the value of investments exposed to that country. This may include, among other factors, government instability, poor socioeconomic conditions, corruption, internal and external conflict, changes in the regulatory environment, and changes in sovereign health. High political risk can have a negative impact on the economic welfare of a country.

Sector Risk
Issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events. As a result, the Fund’s performance could be more volatile than the performance of a fund that is more diversified across industry sectors.

Also with respect to the section titled “Additional Information About the Fund – Summary of the Fund’s Principal Risks” beginning on page 10, “Market Risk” is hereby deleted and replaced with the following:

Market Risk

Market prices of investments held by the Fund may fall rapidly or unpredictably and will rise and fall due to economic, political, or market conditions or perceptions, government actions, geopolitical events, or in response to events that affect particular industries, geographies, or companies. The value of your investment could go up or down depending on market conditions and other factors including terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics such as the COVID-19 outbreak in 2020. Equity investments generally have greater price volatility than fixed income investments, although under certain market conditions fixed income investments may have comparable or greater price volatility. Since foreign investments trade on different markets, which have different supply and demand characteristics, their prices are not as closely linked to the U.S. markets. Foreign securities markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions.

Certain instruments held by the Fund may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the offered rate for short-term loans between certain major international banks. LIBOR is expected to be phased out by the end of 2021. While the effect of the phase out cannot yet be determined, it may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of some LIBOR-based investments or the effectiveness of new hedges placed against existing LIBOR-based investments.  These effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect the Fund’s performance or net asset value.

Also with respect to the section titled “Additional Information About the Fund – Summary of the Fund’s Principal Risks” beginning on page 10, the principal risks shall appear in the following order: Asset Allocation Risk; Market Risk; Emerging Markets Risk; Foreign Investment Risk; Debt Securities Risk; Asset-Backed and Mortgage-Backed Securities Risk; Credit  Risk; Currency Risk, ESG Investing Risk; Extension Risk; Growth Stock Risk; High Portfolio Turnover Risk; High Yield Risk; Inflation Risk; Interest Rate Risk; Large-Capitalization Stock Risk; Liquidity Risk; Management Risk; Mid-Capitalization Stock Risk; Municipal Market Risk; Political Risk; Prepayment Risk; Reinvestment Risk; Sector Risk; Small-Capitalization Stock Risk; U.S. Government Securities Risk; and Value Stock Risk.

Within the section titled “Additional Information About the Fund – Fund Management” on page 14, the fourth, fifth, sixth and seventh paragraphs are hereby deleted and replaced with the following:

GW&K has day-to-day responsibility for managing the Fund’s portfolio pursuant to an interim Subadvisory Agreement that became effective on April 17, 2020 and will remain in effect for 150 days or until shareholders of the Fund approve a definitive Subadvisory Agreement with GW&K, if earlier. GW&K, located at 222 Berkeley Street, Boston, Massachusetts 02116, has advised individual and institutional clients since 1974 and, as of December 31, 2019, had assets under management of approximately $42.155 billion. AMG indirectly owns a majority interest in GW&K.

The Fund is managed by a team of portfolio managers at GW&K that has jointly managed the Fund since April 2020: Daniel L. Miller, CFA, William P. Sterling, PhD, Aaron C. Clark, CFA, Thomas A. Masi, CFA and Mary F. Kane, CFA.

Messrs. Miller and Sterling are the portfolio managers jointly and primarily responsible for asset allocation. Mr. Miller joined GW&K in December 2008 as Partner and Director of Equities, responsible for overseeing all aspects of GW&K’s equity group, including portfolio management, research and trading. Mr. Miller spent 21 years at Putnam Investments, where he was Chief Investment Officer for the Specialty Growth Group from 1996 to 2004. After retiring from Putnam Investments in 2004, Mr. Miller worked as an investment consultant and financial consultant for various companies from 2004 to 2008, until he joined GW&K. Mr. Sterling serves as Global Strategist at GW&K, a position he has held since 2019. Previously, Mr. Sterling served as the Chief Executive Officer, Chairman, Chief Investment Officer, and Senior Portfolio Manager of Trilogy Global Advisors, LP (“Trilogy”) since 1999.

Messrs. Clark and Masi are the portfolio managers jointly and primarily responsible for the day-to-day management of the equity portion of the Fund. Mr. Clark serves as Principal and Portfolio Manager of GW&K, positions he has held since 2015. Mr. Clark began his investment career in 1992. Prior to joining GW&K in 2015, he was a Principal and Portfolio Manager at Tetrem Capital Management with responsibility for U.S. Value and U.S. Dividend mandates as well as a Canadian Dividend Fund. Prior to that, he served as a portfolio manager at Pioneer Investments as part of their value equities team, and at Morgan Stanley Investment Company, where he co-managed a Dividend Growth Fund. Before becoming a portfolio manager, Mr. Clark was an equity analyst at Prudential Securities and Gerard Klauer Mattison with a primary focus on companies in the financial services sector. Mr. Masi serves as Vice President and Portfolio Manager at GW&K, positions he has held since 2019. Previously, Mr. Masi served as a Senior Portfolio Manager and Director of Research at Trilogy since 2004.

Ms. Kane is the portfolio manager primarily responsible for the fixed income portion of the Fund. Ms. Kane is a Partner and Portfolio Manager of GW&K, and has served in those positions since 2011 and 2005, respectively. Ms. Kane joined GW&K in 2005.

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